AMENDMENT TO RIGHTS AGREEMENT

     THIS AMENDMENT TO RIGHTS AGREEMENT (this "Amendment"), dated as of February 29, 2000, is between TANDYCRAFTS, INC., a Delaware corporation (the "Company"), and FIRST CHICAGO TRUST COMPANY OF NEW YORK (the "Rights Agent"), at the direction of the Company.

     WHEREAS, the Company and CHASEMELLON SHAREHOLDER SERVICES, L.L.C., a New Jersey limited liability company, a predecessor to the Rights Agent, entered into a Rights Agreement dated as of May 19, 1997 (the "Rights Agreement");

     WHEREAS, the Rights Agent has accepted assignment of the Rights Agreement and has agreed to assume each and every right, duty, obligation and interest of ChaseMellon Shareholder Services, L.L.C. under the Rights Agreement;

     WHEREAS, Section 27 of the Rights Agreement permits the amendment of the Rights Agreement by the Board of Directors of the Company;

     WHEREAS, pursuant to a resolution duly adopted on February 29, 2000, the Board of Directors of the Company has adopted and authorized the amendment of the Rights Agreement so that the Rights Agreement will, among other things, no longer require certain action to be taken by "continuing directors";

     WHEREAS, the Board of Directors of the Company has resolved and determined that such amendment is desirable and consistent with, and for the purpose of fulfilling, the objectives of the Board of Directors in connection with the original adoption of the Rights Agreement;

     NOW, THEREFORE, the Rights Agreement is hereby amended as follows:

1.   AMENDMENT OF SECTION 1.
     ----------------------

     Section 1(h) of the Rights Agreement is hereby amended in its entirety to read as follows:

          " (h)     [intentionally left blank]."

All references in the Rights Agreement to "Continuing Directors" are deleted mutatis mutandis.

     Section 1(o) of the Rights Agreement is hereby amended in its entirety to read as follows:

          " (o)     "Requisite Majority" means, at any time, the
     affirmative vote of a majority of the directors then in office."

2.   AMENDMENT OF SECTION 29.
     -----------------------

     Section 29 of the Rights Agreement is amended by deleting (i) each occurrence of the phrase "(with, where specifically provided for in this Agreement, the concurrence of the Continuing Directors)" in the second and third sentences of said section and (ii) the phrase "or the Continuing Directors" in the third sentence of said section.

3.   AMENDMENT TO EXHIBIT B.
     ----------------------

     Exhibit B to the Rights Agreement is amended by (i) deleting the last sentence of the second paragraph and replacing such sentence with the following:

     "A majority of the directors may in their discretion vote to extend the Distribution Date."

and (ii) deleting the portion of the seventh paragraph that states "(including a majority of the Continuing Directors)."

4.   EFFECTIVENESS.
     -------------

     This Amendment to the Rights Agreement shall be effective as of the date of this Amendment, and all references to the Rights Agreement shall, from and after such time, be deemed to be references to the Rights Agreement as amended hereby.

5.   CERTIFICATION.
     -------------

     The undersigned officer of the Company certifies by execution hereof that this Amendment is in compliance with the terms of Section 27 of the Rights Agreement.

6.   MISCELLANEOUS.
     -------------

     This Amendment may be executed in any number of counterparts, each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. If any term, provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction or other authority to be invalid, illegal, or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date and year first above written.

                               TANDYCRAFTS, INC.


                               By:           /s/ James D. Allen
                                             ---------------------------------
                               Name:         James D. Allen
                               Title:        President and Chief Operating
                               Officer


                               FIRST CHICAGO TRUST COMPANY OF NEW YORK, as
                               Rights Agent


                               By:
                                             ---------------------------------
                               Name:         _________________________________
                               Title:        _________________________________




                 ASSIGNMENT AND ASSUMPTION OF RIGHTS AGREEMENT

     THIS ASSIGNMENT AND ASSUMPTION OF RIGHTS AGREEMENT (this "Assumption"), is between TANDYCRAFTS, INC., a Delaware corporation (the "Company"), and FIRST CHICAGO TRUST COMPANY OF NEW YORK (the "Rights Agent").

     WHEREAS, the Company and CHASEMELLON SHAREHOLDER SERVICES, L.L.C., a New Jersey limited liability company, a predecessor to the Rights Agent, entered into a Rights Agreement dated as of May 19, 1997 (the "Rights Agreement");

     WHEREAS, subsequently, the Rights Agent succeeded ChaseMellon Shareholder Services, L.L.C. as the Company's transfer agent;

     WHEREAS, the Rights Agent wishes to document its acceptance, assumption and assignment of the Rights Agreement and wishes to assume each and every right, duty, obligation and interest of ChaseMellon Shareholder Services, L.L.C. under the Rights Agreement;

     NOW, THEREFORE, the parties agree as follows:

1.   ASSUMPTION.
     ----------

     The Rights Agent hereby agrees to perform and assumes each and every right, duty, obligation and interest of ChaseMellon Shareholder Services, L.L.C. under the Rights Agreement. The Rights Agent hereby accepts the assignment of the Rights Agreement from ChaseMellon Shareholder Services, L.L.C.

2.   EFFECTIVENESS.
     -------------

     This Assumption shall be effective as of the date that Rights Agent officially became the Company's transfer agent.

3.   MISCELLANEOUS.
     -------------

     This Assumption may be executed in any number of counterparts, each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. If any term, provision, covenant or restriction of this Assumption is held by a court of competent jurisdiction or other authority to be invalid, illegal, or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Assumption shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

     IN WITNESS WHEREOF, the parties hereto have caused this Assumption to be duly executed as of the date and year first above written.

                               TANDYCRAFTS, INC.


                               By:           James D. Allen
                                             ---------------------------------
                               Name:         James D. Allen
                               Title:        President and Chief Operating
                               Officer


                               FIRST CHICAGO TRUST COMPANY OF NEW YORK, as
                               Rights Agent


                               By:
                                             ---------------------------------
                               Name:         _________________________________
                               Title:        _________________________________